UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2006

HUMAN BIOSYSTEMS

(Exact name of registrant as specified in its charter)

000-28413
(Commission File No.)

California                                                     77-0481056

(State or other jurisdiction Incorporated)     (I.R.S Employer Identification No.)

1127 Harker Avenue, Palo Alto, CA 94301

(Address of Principal Executive Offices Including Zip Code)

Registrant's telephone number, including area code: (650) 323-0943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02  Termination of a Material Definitive Agreement.

In March 2006, we entered into discussions with La Jolla Cove Investors, Inc. ("La Jolla Cove") regarding a Securities Purchase Agreement (the “Agreement”).  Pursuant to the Agreement, La Jolla Cove would purchase from us a 6¾% Convertible Debenture in the aggregate principal amount of $30,000 (the “Debenture”).  The number of shares of common stock into which the Debenture would be convertible was equal to the dollar amount of the Debenture being converted multiplied by 110, minus the product of the conversion price multiplied by 100 times the dollar amount of the Debenture being converted, divided by the conversion price.   The proposed transaction with La Jolla Cove also contemplated the issuance of a Warrant to Purchase Common Stock (the “Warrant”) to purchase an aggregate of 3,000,000 shares of our common stock. The Warrant would have had an exercise price of $1.09 per share, and would have expired in March 2009.   The Warrant was to be exercised in an amount equal to 100 times the amount of the Debenture that would be converted.  La Jolla Cove advanced the sum of $95,000 to us as a prepayment for the exercise of a portion of the Warrant.   Finally, the discussions contemplated a Registration Rights Agreement with La Jolla Cove for the registration of the shares of common stock to be issued upon conversion of the Debenture and exercise of the Warrant.  On May 5, 2006, we returned to La Jolla Cove the $30,000 purchase price of the Debenture and the $95,000 advance on the Warrant.  We believe that due to substantially modified terms proposed for the transaction by La Jolla Cove, the parties failed to agree on the material terms and conditions of this proposed transaction.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired: Not Applicable

(b)

Pro Forma Financial Information: Not Applicable

(c)

Exhibits: The following exhibits are included as part of this Report:

Exhibit No.   Description

--------------  ---------------

4.1

Securities Purchase Agreement,

Incorporated by reference to Exhibit

dated March 7, 2006, by and

to the Registrant's Form 8-K

between the Company and La Jolla Cove.

Current Report filed on March 14, 2006

4.2

6 ¾ % Convertible Debenture,

Incorporated by reference to Exhibit

dated March 7, 2006, by and

to the Registrant's Form 8-K

between the Company and La Jolla Cove.

Current Report filed on March 14, 2006

4.3

Addendum to Convertible Debenture,

Incorporated by reference to Exhibit

dated March 7, 2006, by and between

to the Registrant's Form 8-K

the Company and La Jolla Cove.

Current Report filed on March 14, 2006

4.4

Warrant to Purchase Common Stock,

Incorporated by reference to Exhibit

dated March 7, 2006.

to the Registrant's Form 8-K

Current Report filed on March 14, 2006

4.5

Addendum To Convertible Debenture,

Incorporated by reference to Exhibit

Warrant to Purchase Common Stock and

to the Registrant's Form 8-K

Securities Purchase Agreement,

Current Report filed on March 14, 2006

dated March 7, 2006, by and between

the Company and La Jolla Cove.

4.6

Registration Rights Agreement,

Incorporated by reference to Exhibit

dated March 7, 2006, by and between

to the Registrant's Form 8-K

the Company and La Jolla Cove.

Current Report filed on March 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2006

HUMAN BIOSYSTEMS

By:   /s/ Harry Masuda

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         Harry Masuda

         CEO